SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2006

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12126	23-144083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Indent. No.)

20 South Main Street, Chambersburg, PA	17201
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code	(717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The press release of Franklin Financial Services Corporation dated July 14, 2006 and attached hereto as Exhibit 99, relates to the authorization to repurchase up to 100,000 shares of common stock in open market or privately negotiated transactions and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibits are filed herewith:

Number	Description	Page Number
99	Press Release, dated July 14, 2006, of Franklin Financial Services Corporation	3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL
SERVICES CORPORATION

By:	/s/ William E. Snell, Jr.
William E. Snell, Jr., President
and Chief Executive Officer

Dated:  July 14, 2006